--------------------------------------------------------------------------------
Prospectus                                                      January 28, 2000
--------------------------------------------------------------------------------

High Income Opportunity Fund Inc.

Common Stock
      Listed on the New York Stock Exchange
      Trading symbol -- HIO

High Income Opportunity Fund Inc. is a diversified, closed-end management investment company. The fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The fund invests primarily in high-yielding bonds and other fixed income securities that are below investment grade. These securities are also called junk bonds.

Shares of closed-end funds frequently have market prices that are less than the net asset value per share. Investing in lower-rated securities involves a greater risk that you may lose money than investing in investment grade securities. For more information about these or other risks of investing in the fund, see "Risk Factors and Special Considerations" on page 10.

The prospectus contains important information about the fund. For your benefit and protection, please read it before you invest, and keep it on hand for future reference.


The statement of additional information (SAI) dated January 28, 2000 provides more detailed information about the fund and is incorporated into this prospectus by reference. The SAI and shareholder reports can be obtained without charge from your Salomon Smith Barney Financial Consultant or from the fund by calling 1-800-331-1710 or writing to the fund at 388 Greenwich Street, New York, New York 10013. You can review the fund's SAI and shareholder reports at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. The Commission charges a fee for this service. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330. You can get the same information free from the Commission's Internet web site at http://www.sec.gov


The Securities and Exchange Commission has not approved the fund's shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.


SALOMON SMITH BARNEY INC.

SSB Citi Fund Management LLC

Investment Manager and Administrator

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Table of Contents
--------------------------------------------------------------------------------

Prospectus Summary                                                            3

Fund Expenses                                                                 6

Financial Highlights                                                          7

The Fund                                                                      8

The Offering                                                                  8

Use of Proceeds                                                               8

Investment Objectives and Management Policies                                 8

Risk Factors and Special Considerations                                      10

Investment Practices                                                         13

Share Price Data                                                             18

Taxation                                                                     19

Management of the Fund                                                       21

Dividends and Distributions                                                  23

Dividend Reinvestment Plan                                                   24

Net Asset Value                                                              25

Market Discount                                                              26

Description of Shares                                                        27


Custodian, Transfer Agent, Dividend-Paying Agent,

   Registrar and Plan Agent                                                  28

Reports to Shareholders                                                      28


Other Information                                                            28

NRSRO Ratings (Appendix A)                                                  A-1

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------

The following is a summary of more complete information appearing later in the prospectus. You should read the entire prospectus because it contains details that are not in the summary. Cross references in the summary to headings in the prospectus will help you locate information.

      THE FUND The fund is a diversified, closed-end management investment company. See "The Fund."

      INVESTMENT OBJECTIVES AND PRIMARY INVESTMENTS The fund's primary investment objective is high current income. Capital appreciation is a secondary objective. The fund invests primarily, but at least 65% of assets, in high-yielding corporate debt securities and preferred stocks.

      The fund may invest up to 35% of assets in common stock and equity-related securities, such as options, warrants and rights. The fund invests primarily in securities of U.S. and foreign companies and governments that are denominated or quoted in U.S. dollars. The fund may, however, invest up to 20% of assets in securities of foreign companies and governments that are denominated or quoted in foreign currencies.

      Credit quality Primarily below investment grade. This means that the fixed income securities in which the fund invests are rated in the lower rating categories by a rating agency or are of comparable quality if not rated. These securities are also called junk bonds or high yield securities. The fund may not purchase additional fixed income securities rated by more than one rating agency lower than B if more than 10% of assets are invested in such securities.

      Maturity Under current market conditions, the fund's average dollar-weighted portfolio maturity is between 5 and 10 years. The fund may, however, invest in individual fixed income securities of any maturity.

      See "Investment Objectives and Policies."

      THE OFFERING The fund's shares of common stock trade on the New York Stock Exchange (NYSE). In addition, Salomon Smith Barney intends to buy and sell the fund's shares and will make a market in the shares. Salomon Smith Barney is not obligated to conduct market-making activities and may stop doing so at any time without notice. See "The Offering" and "Use of Proceeds."

      LISTING NYSE.

      SYMBOL HIO.


      INVESTMENT MANAGER SSB Citi Fund Management LLC (SSB Citi) (successor to SSBC Fund Management Inc.). The manager selects and manages the fund's investments in accordance with the fund's investment objectives and policies. The fund pays SSB Citi a fee for its services equal on an annual basis to 1.15% of the fund's average daily net assets.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


      John C. Bianchi, a vice president of the fund, has been primarily responsible for the day-to-day management of the fund since October of 1993, when the fund commenced operations. Mr. Bianchi is a managing director of Salomon Smith Barney.


      See "Management of the Fund."

      RISK FACTORS AND SPECIAL CONSIDERATIONS The value of the securities in the fund's portfolio fluctuates and the value of your investment in the fund may go up and down. This means that you could lose money on your investment in the fund and the fund could perform less well than other similar investments. In addition, the price of the shares is determined by market prices on the NYSE and elsewhere, so you may receive a price that is less than net asset value when you sell your shares. Specific risks associated with an investment in the fund are described below.

      Below investment grade securities. The fund invests primarily in securities rated below investment grade by a rating agency or considered to be of comparable quality. Investment in below investment grade securities involves a substantial risk of loss. These securities are speculative with respect to the issuer's ability to pay interest and principal.

      Compared to investment grade securities, lower-rated securities are more susceptible to default or decline in market value due to adverse economic and business developments, and their market value tends to be more volatile. Further, the market for lower-rated securities tends to be less liquid than the market for investment grade securities.

      The fund may invest in securities issued by companies that are in default on their obligations to pay interest and/or principal. The fund may lose all of its investment in these securities.

      Fixed income securities. In addition to the special risks associated with investments in lower-rated securities, the fund's investments in fixed income securities may be affected by any of the following:

      o Interest rates rise, causing the value of the fund's investments generally to decline.

      o When interest rates are declining, the issuer of a security exercises its right to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk.

      o The issuer of a security owned by the fund has its credit rating downgraded or defaults on its obligation to pay principal and/or interest.

      o The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect.

      o Lower-rated securities fall out of favor with investors, which will adversely affect their market value and liquidity.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Equity securities. Equity securities have historically had higher returns but have had significantly more volatile returns than fixed income securities. The equity securities in the fund's portfolio may decline in value if there is a general decline in the market of equity securities or an adverse event, such as an unfavorable earnings report, depresses the market price of a portfolio investment.

      Foreign securities. The market value of foreign securities in the fund's portfolio may go down because of unfavorable foreign government actions, political, economic or market instability or the absence of accurate information about foreign companies. Foreign securities are sometimes less liquid and harder to value than securities of U.S. issuers. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund which are denominated or quoted in those currencies.

      Derivatives. The fund may hold securities or use investment techniques that provide for payments based on or "derived" from the performance of an underlying asset, index or other economic benchmark.

      Even a small investment in derivative contracts can have a big impact on the fund's interest rate or foreign currency exchange rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when interest rates and currency exchange rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make the fund less liquid and harder to value, especially in declining markets.

      Closed-end investment company. The fund is a closed-end investment company and its shares trade on the NYSE at a price that may be less than its net asset value.

      Certain provisions in the fund's governing documents may limit the ability of other entities to acquire control of the fund. This could deprive shareholders of the opportunity to sell their shares at a premium over prevailing market prices.

      See "Risk Factors and Special Considerations" and "Description of Shares."

      DIVIDENDS AND DISTRIBUTIONS Any dividends from net investment income (income other than net realized capital gains) are paid monthly and any distributions of net realized capital gains are paid annually. Your dividends or distributions are reinvested in additional fund shares through participation in the dividend reinvestment plan, unless you elect to receive cash. The number of shares

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

issued to you by the plan depends on the price of the shares. The price of the shares and the number of dividend shares received is determined by the market price. For example:

      Market Price of Fund Shares      Price of Fund Shares Issued by Plan

      Greater than or equal to         Shares issued at net asset value or
      net asset value                  95% of market price, whichever is greater

      Less than net asset value        Market price

      See "Dividends and Distributions" and "Dividend Reinvestment Plan."


      CUSTODIAN PNC Bank, National Association (PNC Bank) is the fund's custodian. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."

      TRANSFER AGENT, DIVIDEND-PAYING AGENT, REGISTRAR AND PLAN AGENT PFPC Global Fund Services (PFPC) is the fund's transfer agent, dividend-paying agent and registrar. See "Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent."


--------------------------------------------------------------------------------
Fund Expenses
--------------------------------------------------------------------------------

      The following table shows the costs the fund pays. As a shareholder, you indirectly bear these expenses:


--------------------------------------------------------------------------------
Annual Expenses
   (as a percentage of net assets)
   Management fees                                                      1.15%
   Other expenses                                                       0.05%
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                    1.20%
================================================================================


      EXAMPLE The following example is intended to help you in understanding the costs that you will bear directly or indirectly as a shareholder in the fund. Your actual costs may be higher or lower.

      The example assumes:

      o     you invest $1,000 in the fund for the time periods indicated;

      o     your investment has a 5% return each year; and

      o the fund's operating expenses remain the same as shown in the table above.


                         Year        One         Three        Five        Ten
--------------------------------------------------------------------------------
Operating Expenses                   $12          $38         $66        $146
--------------------------------------------------------------------------------


      This example should not be considered a representation of past or future expenses or performance. For a more complete description of these costs and expenses, see "Management of the Fund."

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


      The following information for the five-year period ended September 30, 1999 and for the period from October 22, 1993 (commencement of operations) to September 30, 1994 has been audited in conjunction with the annual audit of the financial statements of the fund by KPMG LLP, independent auditors. The 1999 financial statements and the independent auditors' report thereon appear in the September 30, 1999 Annual Report to Shareholders. The following information should be read in conjunction with the financial statements and related notes that also appear in the fund's Annual Report, which is incorporated by reference in this prospectus.


For a share of capital stock outstanding throughout each year:

                                             1999            1998          1997          1996          1995       1994(1)(2)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year        $   11.24       $   12.43     $   11.72     $   11.48     $   11.20     $   12.50
----------------------------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
Net investment income                          1.03            1.08          1.15          1.14          1.14          1.01(3)
Net realized and unrealized gain (loss)       (0.79)          (1.14)         0.68          0.22          0.28         (1.30)
----------------------------------------------------------------------------------------------------------------------------------
Total Income (Loss) from Operations            0.24           (0.06)         1.83          1.36          1.42         (0.29)
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (1.03)          (1.13)        (1.12)        (1.12)        (1.12)        (1.01)
  Capital                                     (0.00)(4)          --            --            --         (0.02)           --
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                         (1.03)          (1.13)        (1.12)        (1.12)        (1.14)        (1.01)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year              $   10.45       $   11.24     $   12.43     $   11.72     $   11.48     $   11.20
----------------------------------------------------------------------------------------------------------------------------------
Total Return Based on
  Market Value(5)                             (9.36)%         (1.65)%       18.18%        21.07%         9.90%        (7.33)%(6)
----------------------------------------------------------------------------------------------------------------------------------
Total Return Based on Net
  Asset Value(5)                               2.74%          (0.58)%       16.48%        12.86%        13.99%        (2.31)%(6)
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (millions)        $     755       $     810     $     883     $     819     $     802     $     783
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     1.20%           1.18%         1.21%         1.21%         1.20%         1.15%(3)(7)
  Net investment income                        9.28%           8.81%         9.63%         9.85%        10.02%         9.09%(7)
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          83%             98%           87%           73%           59%           69%
----------------------------------------------------------------------------------------------------------------------------------
Market Value, End of Year                 $   9.125       $  11.125     $  12.438     $  11.500     $  10.500     $  10.625
==================================================================================================================================


      (1) For the period from October 22, 1993 (commencement of operations) to September 30, 1994.
      (2)   Based on weighted average shares outstanding for period.
      (3) The manager waived a part of its fee for the period ended September 30, 1994. If such fees were not waived, the per share decrease in net investment income would have been $0.01 and the ratio of expenses to average net assets would have been 1.21% (annualized).
      (4)   Amount represents less than $0.01 per share.
      (5) The total return calculation assumes that dividends are reinvested in accordance with the fund's dividend reinvestment plan.
      (6) Total return is not annualized as it may not be representative of the total return for the year.
      (7)   Annualized.

--------------------------------------------------------------------------------
The Fund
--------------------------------------------------------------------------------

      The fund is a diversified, closed-end management investment company. The fund was incorporated under the laws of the State of Maryland on July 30, 1993 and is registered under the Investment Company Act of 1940, as amended (the 1940
Act). The fund's principal office is located at 388 Greenwich Street, New York, New York 10013 and its telephone number is (800) 331-1710.

--------------------------------------------------------------------------------
The Offering
--------------------------------------------------------------------------------

      The fund's common stock, which is the only class of shares that the fund has issued, is listed for trading on the NYSE. In addition, Salomon Smith Barney currently intends to make a market in the shares. This prospectus is to be used by Salomon Smith Barney in connection with offers and sales of the shares in market-making transactions in the over-the-counter market at negotiated prices related to prevailing market prices at the time of the sale. Salomon Smith Barney is not required to make a market in the common stock and may stop doing so at any time. You should not rely on Salomon Smith Barney's market making activities to provide an active or liquid trading market for the shares.

--------------------------------------------------------------------------------
Use of Proceeds
--------------------------------------------------------------------------------

      The fund will not receive any proceeds from the sale of any common stock offered pursuant to this prospectus. Proceeds received by Salomon Smith Barney as a result of its market-making will be used by Salomon Smith Barney in connection with its secondary market operations and for general corporate purposes.

--------------------------------------------------------------------------------
Investment Objectives and Management Policies
--------------------------------------------------------------------------------

      Set out below is a general description of the investment objectives and principal investment policies of the fund. The fund may not be able to achieve its investment objectives. See "Investment Objectives and Policies" and "Investment Restrictions" in the SAI.

      GENERAL

      The fund's primary investment objective is high current income, with capital appreciation as a secondary objective. The fund seeks to achieve its investment objectives by investing, under normal circumstances, at least 65% of assets in high-yielding corporate debt obligations and preferred stock. Under current market conditions, the fund's average dollar weighted portfolio maturity is between 5 and

--------------------------------------------------------------------------------
Investment Objectives and Management Policies (continued)
--------------------------------------------------------------------------------

10 years. The fund may, however, invest in individual fixed income securities of any maturity. The manager may adjust the fund's average maturity when, based on interest rate trends and other market conditions, it deems it appropriate to do so. The fund may invest up to 35% of assets in common stocks and common stock equivalents, including options, warrants and rights. Equity investments may be made in securities of companies of any size depending on the relative attractiveness of the company and the economic sector in which it operates.

      The fixed income securities purchased by the fund are generally below investment grade. This means they are rated lower than in the four highest rating categories (BB or below) by a nationally recognized statistical ratings organization (NRSRO), or are of comparable quality in the manager's opinion. The fund's securities may be rated as low as C by Moody's Investors Service, Inc. (Moody's) or D by Standard & Poor's Ratings Group (S&P). The fund may not purchase additional fixed income securities rated lower than B by more than one NRSRO if more than 10% of assets are invested in such securities. Please see Appendix A for further information about NRSRO ratings.

      Notwithstanding the foregoing, the fund may invest any amount of assets in investment grade securities when the difference in yields between those securities and lower-rated securities is relatively narrow. In addition, the fund may invest in investment grade securities for temporary defensive purposes. Investments in investment grade securities may serve to lessen a decline in net asset value but may also affect the amount of current income produced by the fund, since the yields from such securities are usually lower than those from lower-rated securities. The fund may also invest without limitation in money market instruments, including commercial paper of domestic and foreign corporations, certificates of deposit, bankers' acceptances and other obligations of banks, repurchase agreements and short-term obligations issued or guaranteed by the United States government or its agencies. The yield on these securities will generally be lower than the yield on other securities purchased by the fund.

      The fund invests primarily in securities of U.S. and foreign companies and governments that are denominated in U.S. dollars. The fund may, however, invest up to 20% of assets in the securities of foreign companies and governments that are denominated in foreign currencies. In order to mitigate the effects of uncertainty in currency exchange rates affecting the fund's non-U.S. dollar investments, the fund may engage in various currency-related hedging transactions, such as currency exchange transactions and currency futures contracts and related options and purchase options on foreign currencies.

      The fund may lend its portfolio securities and purchase or sell securities on a when-issued or delayed-delivery basis. The fund does not intend to leverage its investments although it reserves the right to do so. The fund may hedge against

--------------------------------------------------------------------------------
Investment Objectives and Management Policies (continued)
--------------------------------------------------------------------------------

possible declines in the value of its investments by entering into interest rate futures contracts and related options, swaps and other financial instruments.

      A more detailed description of the fund's investment practices is set forth below under "Investment Practices," and more detail about the fund's investment policies, restrictions and techniques is included in the SAI.


      Year 2000 Issue. As the year 2000 began, there were few problems caused by the inability of certain computer systems to tell the difference between the year 2000 and the year 1900 (commonly known as the "Year 2000" issue). It is still possible that some computer systems could malfunction in the future because of the Year 2000 issue or as a result of actions taken to address the Year 2000 issue. Fund management does not anticipate that its services or those of the fund's other service providers will be adversely affected, but fund management will continue to monitor the situation. If malfunctions related to the Year 2000 issue do arise, the Fund and its investments could be negatively affected.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations
--------------------------------------------------------------------------------

      There are various risks associated with an investment in the fund. You should consider whether the fund is an appropriate investment for you. The fund invests primarily in lower-rated securities. An investment in these securities has speculative characteristics and involves a substantial risk of loss. Circumstances or events that affect the value of fixed income securities in general and lower-rated securities in particular will affect the fund's net asset value. While certain risks are discussed elsewhere in this prospectus, the following is intended to provide a summary of the principal risks involved in an investment in the fund:

The issuer of a lower-rated security may default on its obligation to pay

      o At the time of the fund's investment, the issuer of a lower-rated security may be in default on its obligations to pay interest and principal or it may subsequently default on its payment obligations. If an issuer does not make timely payments, the fund would not receive the anticipated income from the investment and the fund's investment would decline in value. This would decrease the fund's net asset value.

      o The risk of default is greater for lower-rated securities than for investment grade securities. Issuers of lower-rated securities are often highly leveraged and may not have more traditional methods of financing available. These issuers may be unable to make principal and interest payment obligations during an economic downturn or during sustained periods of rising interest rates. The issuer's payment obligations on these lower-rated securities may also rank lower than its payment obligations on other debt obligations.

      o Even if the issuer does not actually default, adverse changes in the issuer's financial condition may negatively affect its credit rating or presumed creditworthiness. The market value of lower-rated securities is more sensitive to

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

changes in the issuer's financial condition and changes in economic conditions than is the market value of investment grade securities.

      o The fund may invest up to 10% of assets in securities rated lower than B by more than one NRSRO. These securities generally lack characteristics of desirable investments, they may already be in default, and the chance that the fund would collect principal and interest payments on these securities is speculative. See Appendix A for a description of certain NRSRO ratings.

The issuer of a lower-rated security declares bankruptcy

      o The issuer of a lower-rated security might declare or be in bankruptcy and the fund could experience loss or delays collecting interest and principal. To enforce its rights to collect principal and interest payments, the fund might be required to incur additional expenses which would reduce its net asset value. The fund may lose some or all of its investment in lower-rated securities upon default or bankruptcy because these securities are generally not secured by collateral.

Less liquid markets for lower-rated securities

      o The market for lower-rated securities may be less liquid than for investment grade securities. There may be no established trading markets for certain lower-rated securities. If markets are less liquid, the fund may have difficulty buying and selling these securities when the manager desires to do so or to sell securities at a fair price. Further, the ability of the manager to value lower-rated securities may be more difficult and the manager's judgment may play a greater role in their valuation.

      o Less liquid markets tend to be more volatile and react more negatively to adverse publicity and investor perception than more liquid markets.

Interest rate sensitivity

      o Fixed-income securities, including lower-rated securities, are sensitive to changes in interest rates. Generally, when interest rates are rising, the value of the fund's fixed-income securities can be expected to decrease. When interest rates are declining, the value of the fund's fixed-income securities can be expected to increase.

Call or prepayment risk

      o Fixed-income securities, including lower-rated securities, frequently permit their issuers to prepay, call or repurchase the securities from their holders, such as the fund. As a result of declining interest rates, the issuer of a fixed income security may exercise its prepayment, call or repurchase right on the security, forcing the fund to replace the security with a lower yielding security. This would decrease the return to the fund.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

      o If the fund purchased a fixed-income security at a premium, it would experience a loss of that premium in the event that the issuer of that security exercises its prepayment, call or repurchase right.

Foreign securities

      o There are additional risks associated with investing in securities of foreign companies and governments compared to investing in U.S. issuers. These risks include:

      o Less information may be available about foreign companies and markets due to relaxed disclosure or accounting standards or regulatory practices.

      o Many foreign markets are smaller, less liquid and more volatile than U.S. markets. As a result, the manager may not be able to sell the fund's securities in amounts and at prices it considers reasonable.

      o The U.S. dollar appreciates against foreign currencies causing the value of the fund's foreign securities to be worth less.

      o Economic, political or social instability in foreign countries disrupts the markets where the fund's foreign securities are traded.

      o Potential expropriations, confiscatory taxation or currency control measures.

      o Potential reduction in value of foreign currencies relative to the U.S. dollar.

      o These risks are greater to the extent that the fund invests in securities of issuers located in emerging market countries.

Equity securities

      o The equity securities in the fund's portfolio may decline in value if:

            o     The stock market goes down.

            o Companies in which the fund invests suffer unexpected losses or lower than expected earnings.

            o The manager's judgments about the attractiveness, value or potential appreciation of a particular company's stock selected for the fund's portfolio prove to be wrong.

Financial Futures and Options

      The fund may use financial futures contracts and options on these contracts to protect the fund from a decline in the price of securities it owns or an increase in the price of a security it plans to buy. There are risks associated with futures and options transactions.

--------------------------------------------------------------------------------
Risk Factors and Special Considerations (continued)
--------------------------------------------------------------------------------

      o Because there is imperfect correlation between the fund's securities that are hedged and the futures or options contract, the hedge may not be fully effective. Losses on the fund's security may be greater than gains on the futures or options contract, or losses on the futures or options contract may be greater than gains on the securities subject to the hedge.

      o To compensate for imperfect correlation, the fund may over-hedge or under-hedge by entering into a futures contract or an option on a futures contract in dollar amounts greater or lesser than the dollar amounts of the securities being hedged. If market movements are not as anticipated, the fund could lose money from these positions.

      o If the fund hedges against an increase in interest rates, and rates decline instead, the fund will lose all or part of the benefit of the increase in value of the securities it hedged because it will have offsetting losses in its futures or options positions. Also, in order to meet margin requirements, the fund may have to sell securities at a time it would not normally choose.

--------------------------------------------------------------------------------
Investment Practices
--------------------------------------------------------------------------------

      In connection with the investment objectives and policies described above, the fund may, but is not required to, utilize various investment techniques in an attempt to earn income, facilitate portfolio management and mitigate risk. These investment techniques include convertible securities, interest rate and currency futures contracts, put and call options on such futures contracts, currency exchange transactions, illiquid securities, securities of unseasoned issuers and securities of foreign governments and corporations including those of developing countries. Such techniques are generally accepted by modern portfolio managers and are regularly utilized by many investment companies and other institutional investors. These investment practices entail risks. Although the manager believes that these investment techniques may assist the fund in achieving its investment objectives, in any instance it is possible that the fund would perform better if the technique were not used. Any or all of the investment techniques available to the manager described below may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, since the use of any investment technique is a function of numerous variables including market conditions. See the fund's SAI for more information regarding the fund's investment practices.

      Convertible Securities and Synthetic Convertible Securities. The fund may invest in convertible securities, which are fixed-income securities that may be converted at either a stated price or stated rate into shares of common stock, and "synthetic" convertible securities which are comprised of separate components

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

which together are designed to have similar attributes. Convertible securities have characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities, the market value of convertible securities is sensitive to interest rates as described above under "Risk Factors and Special Considerations." In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

      Futures Contracts and Options on Futures Contracts. The fund may enter into interest rate and currency futures contracts and may purchase and sell put and call options on such futures contracts. The fund will enter into such transactions for hedging purposes or for other appropriate risk-management purposes permitted under the rules and regulations of the Commodity Futures Trading Commission and the SEC.

      While the fund may enter into futures contracts and options on futures contracts for bona fide hedging and other appropriate risk management purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the fund than if it had not engaged in these particular types of transactions. If, for example, the fund had insufficient cash, it may have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it may be disadvantageous to do so. There may be an imperfect correlation between the fund's portfolio holdings and futures contracts or options on futures contracts entered into by the fund, which may prevent the fund from achieving the intended hedge or expose the fund to risk of loss. Further, the fund's use of futures contracts and options on futures contracts to reduce risk involves cost and will be subject to the manager's ability to predict correctly changes in interest rate relationships, currency exchange rates or other factors. No assurance can be given that the manager's judgment in this respect will be correct.

      Currency Exchange Transactions. The fund may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at an agreed-upon date, which may be any fixed number of days from the date of the contract agreed upon by the parties. Although these contracts are intended to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might result should the value of the currency increase.

      At or before the maturity of a forward contract, the fund may sell a portfolio security and make delivery of the currency. Alternatively, the fund may retain the security and offset its contractual obligation to deliver the currency by purchasing a

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

second contract pursuant to which the fund will obtain, on the same maturity date, the same amount of the currency which it is obligated to deliver. If the fund retains the portfolio security and engages in an offsetting transaction, the fund, at the time of execution of the offsetting transaction, will incur a gain or loss to the extent that movement has occurred in forward contract prices. Should forward prices decline during the period between the fund's entering into a forward contract for the sale of a currency and the date that it enters into an offsetting contract for the purchase of the currency, the fund will realize a gain to the extent that the price of the currency that it has agreed to sell exceeds the price of the currency that it has agreed to purchase. Should forward prices increase, the fund will suffer a loss to the extent that the price of the currency that it has agreed to purchase exceeds the price of the currency that it has agreed to sell.

      The cost to the Fund of engaging in currency transactions varies with the factors such as the currency involved, the length of the contract period and the market conditions then prevailing.

      Options on Foreign Currencies. The fund may purchase options on a foreign currency in which securities held by the fund are denominated to protect against a decline in the value of the currency in relation to the currency in which the exercise price is denominated. The benefit to the fund derived from purchasing foreign currency options, like the benefit derived from other types of options, will be reduced by the amount of the premium and related transaction costs. In addition, if currency rates do not move in the direction or to the extent anticipated, the fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in the rates. Options on foreign currencies purchased by the fund may be traded on domestic and foreign exchanges or traded over-the-counter.

      When-Issued and Delayed-Delivery Securities. The fund may purchase securities on a when-issued basis, or may purchase or sell securities for delayed delivery. In when-issued or delayed-delivery transactions, delivery of the securities occurs beyond normal settlement periods, but no payment or delivery will be made by the fund prior to the actual delivery or payment by the other party to the transaction. The value of securities purchased on a when-issued or delayed-delivery basis may decrease prior to their delivery to the fund. Purchasing securities on a when-issued or delayed-delivery basis can involve the additional risk that the yield available in the market when the delivery takes place may be higher than that obtained in the transaction itself.

      Lending Securities. The fund is authorized to lend securities it holds to brokers, dealers and other financial organizations, but it will not lend securities to any affiliate of the manager, including Salomon Smith Barney, unless the fund applies for and receives specific authority to do so from the SEC.

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

      Short Sales Against the Box. The fund may make short sales of securities in order to reduce market exposure and/or to increase its income. At all times when a short position is open, the fund will own an equal or greater amount of such securities or own preferred stock, debt or warrants convertible or exchangeable into an equal or greater number of the shares of the securities sold short. Short sales of this kind are referred to as short sales "against the box."

      Non-Publicly Traded and Illiquid Securities. The fund may purchase illiquid and restricted securities, but the fund will not invest more than 15% of the Fund's net assets in illiquid securities. A sale of such securities by the fund may force the fund to receive less than the amount at which the fund has valued them, or the fund may not be able to liquidate them at the time the manager believes it desirable to do so. Certain securities that are restricted as to resale but which may otherwise be determined to be liquid (such as those that are eligible for sale only to qualified institutional buyers) are not covered by the 15% limitation. Determinations of which securities are illiquid are made by, or under the oversight of, the fund's Board of Directors (Board).

      Securities of Unseasoned Issuers. Securities in which the Fund may invest may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, the issuers of certain securities may lack a significant operating history and be dependent on products or services without an established market share.

      Securities of Developing Countries. A developing country is generally considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile and have provided higher returns than the markets of the more mature economies of developed countries.

      Corporate Loans, Loan Participations and Assignments. The fund may invest up to 15% of assets in corporate loans, loan participations (Participations) and assignments (Assignments). Corporate loans are negotiated and underwritten by a bank or syndicate of banks and other institutional investors. These loans may be collateralized or uncollateralized. The loans tend to have a senior position in the borrower's capital structure, and tend to have variable or adjustable interest rates.

      By purchasing a Participation, the fund acquires some or all of the interest of a bank or other institution in a loan. The Participations typically will result in the fund having a contractual relationship only with the lender, and not the borrower. The fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of payments from the borrower. In connection with purchasing

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

Participations, the fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the fund may not directly benefit from any collateral supporting the loan in which it has purchased the Participation. As a result, the fund will assume the credit risk of both the borrower and the lender that is selling the Participation. In the event of the insolvency of the lender selling a Participation, the fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. The fund will acquire Participations only if the lender inter-positioned between the fund and the borrower is determined by management to be creditworthy.

      The fund may also invest in Assignments of portions of loans from third parties. When it purchases Assignments from lenders, the fund will acquire direct rights against the borrower on the loan. However, since Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by the fund as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigned lender.

      The fund may have difficulty disposing of Assignments and Participations. The liquidity of such securities is limited and the fund anticipates that such securities could be sold only to a limited number of institutional investors. The lack of a liquid secondary market could have an adverse impact on the value of such securities and on the fund's ability to dispose of particular Assignments or Participations when necessary to meet the Portfolio's liquidity needs or in response to a specific economic event, such as a deterioration in the creditworthiness of the borrower. The fund's policy limiting its illiquid investments will be applicable to corporate loans, Participations and Assignments that are illiquid.

      Mortgage-Backed Securities. The fund may invest in mortgage-backed securities. These are securities that represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies and government-related organizations, as well as by private issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Generally, mortgage-backed securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Mortgage-backed securities vary from traditional fixed-income securities because of the potential for prepayment on the underlying mortgages, which results in a return of principal to the fund at a time when interest rates are declining. The fund may invest in collateralized mortgage obligations, which are a type of bond secured by an underlying pool of mortgages, or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series of classes of the obligations. To the extent that the fund purchases

--------------------------------------------------------------------------------
Investment Practices (continued)
--------------------------------------------------------------------------------

mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal may result in some loss of the fund's principal investment to the extent of the premium paid.

      Other Asset-Backed Securities. The fund may invest in asset-backed securities arising through the grouping by governmental, government-related and private organizations of loans, receivables and other assets originated by various lenders. Interests in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, asset-backed securities provide periodic payments which generally consist of both interest and principal payments. As is the case with mortgage-backed securities, falling interest rates generally result in an increase in the rate of prepayments on the underlying instruments.

--------------------------------------------------------------------------------
Share Price Data
--------------------------------------------------------------------------------

      The fund's common stock is listed on the NYSE under the symbol "HIO." In addition, Salomon Smith Barney intends to buy and sell the fund's shares in order to make a market in the shares.

      The following table sets forth for the fund's common stock information for each quarterly period during the last two fiscal years: high and low sales prices and net asset values; sales price and net asset value at quarter-end; and the premium (discount) of the sales price to net asset value at quarter-end.


                                                            NYSE
                          NYSE               NAV           Price at       NAV at
                         Price              Price          Quarter-      Quarter-         Premium
Three Months Ended       Range              Range            End           End           (Discount)
====================================================================================================
12/31/99              $ 9.38-8.32       $10.60-10.35        $ 8.50        $10.49          (18.97)%
 9/30/99               10.50-9.00        10.94-10.45          9.13         10.45          (12.68)
 6/30/99              10.94-10.38        11.35-10.78         10.56         10.79           (2.10)
 3/31/99              10.94-10.25        11.39-11.05         10.69         11.16           (4.23)
12/31/98              11.25-10.00        11.38-10.72         10.44         11.26           (7.30)
 9/30/98              12.00-10.13        12.28-11.13         11.13         11.24            (.98)
 6/30/98              12.31-11.50        12.39-12.16         11.94         12.18           (1.97)
 3/31/98              12.75-11.75        12.41-12.24         11.88         12.32           (3.57)
12/31/97              12.63-11.44        12.57-12.24         12.50         12.24            2.12
====================================================================================================

      As of January 7, 2000, the price per share of common stock as quoted on the NYSE was $9.00, representing a 13.79% premium from the common stock's net asset value calculated on that day.

--------------------------------------------------------------------------------
Taxation
--------------------------------------------------------------------------------

      The following is a summary of the material federal tax considerations affecting the fund and its shareholders; see the SAI for a further discussion. In addition to the considerations described below and in the SAI, which are applicable to any investment in the fund, there may be other federal, state, local or foreign tax considerations applicable to particular investors. You are therefore urged to consult your tax adviser about your particular circumstances and the tax consequences to them of an investment in the Fund.

TAXATION OF THE FUND

      The fund intends to qualify and be treated each year as a regulated investment company for federal income tax purposes. In order to so qualify, the fund must satisfy certain tests regarding the nature and distribution of its income and the diversification of assets. If the fund qualifies as a related investment company and distributes to its shareholders at least 90% of the sum of its net investment income and any excess of its net short-term capital gain over its net long-term capital loss, then the fund will not be subject to federal income tax on the income and gain so distributed. However, the fund would be subject to corporate income tax on any undistributed income and net short-term and long-term capital gains. In addition, the fund will be subject to a nondeductible 4% federal excise tax on the amount by which the net income and capital gains it distributes in any calendar year is less than a required amount.

      The fund may acquire securities which do not pay interest currently, such as zero coupon, pay-in-kind, or delayed interest securities. As the holder of such a security, the fund is required to include in taxable income an amount of deemed interest known as original issue discount that accrues on the security for the taxable year under federal tax law, even if the fund receives no payment on the security during the year. Because the fund must distribute annually substantially all of its investment company taxable income, including any original issue discount, in order to qualify as a regulated investment company and to avoid imposition of income tax and the 4% excise tax, the fund may be required in a particular year to distribute dividends in an amount that is greater than the total amount the fund actually receives in interest or other distributions on the securities it owns. Those distributions will be made from the fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. The fund may realize capital gains or losses from those sales, which would increase or decrease the fund's investment company taxable income or net capital gain.

      The fund may also acquire securities at a market discount. Market discount is generally equal to (other than in the case of an obligation issued with original issue discount) the excess of the stated redemption price of the obligation over the purchase price at which it is acquired. Market discount is treated as ordinary income, rather than as capital gain, when ultimately recognized by the purchaser.

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

The market discount rules may cause the fund to recognize more ordinary income, and less capital gain, than would be the case if the fund had acquired securities at a price equal to that at which the securities had originally been issued.

      Foreign Taxes. Dividends and interest and, in some cases, capital gains on foreign securities held by the fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the fund's securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes in some cases. The fund does not expect to be eligible to pass through any such taxes to the fund's shareholders. As a result, any such taxes imposed on the fund would not be deductible or creditable by the fund's shareholders.

TAXATION OF SHAREHOLDERS

      Distributions. In general, all distributions to shareholders attributable to the fund's net investment income and any excess of net short-term capital gain over net short-term capital loss will be taxable as ordinary income whether paid in cash or reinvested in additional shares of common stock pursuant to the fund's dividend reinvestment plan.

      Although the fund does not expect to realize significant net capital gain (the excess of net long-term capital gain over net short-term capital loss), to the extent the fund does realize net capital gain, it intends to distribute such gain at least annually and designate such a distribution as a capital gain dividend. Capital gain dividends are taxable to the shareholder as long-term capital gains, whether paid in cash or reinvested in additional shares of common stock, regardless of how long the shareholder's shares have been held. The fund may elect to retain its net capital gain and pay corporate income tax thereon. In such event, the fund would most likely make an election which would require each shareholder of record on the last day of the fund's taxable year to include in income for tax purposes as long-term capital gains his proportionate share of the fund's undistributed net capital gain. If such an election is made, each shareholder would be entitled to credit his proportionate share of the tax paid by the fund against his federal income tax liabilities and to claim refunds to the extent that the credit exceeds such liabilities. In addition, the shareholder would be entitled to increase the basis of his shares for federal income tax purposes by an amount equal to the excess of his proportionate share of the undistributed net capital gain over his proportionate share of the tax paid by the fund.


      Shareholders receiving distributions in the form of additional shares purchased by PFPC as purchasing agent pursuant to the fund's dividend reinvestment plan will be treated for federal income tax purposes as receiving the amount of cash received by PFPC on their behalf. In general, the basis of such shares will equal the price paid by PFPC for such shares, including brokerage commissions. With respect to

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------

distributions issued in shares of the fund, the amount of the distribution for tax purposes is the fair market value of the issued shares on the payment date, and the difference between such fair market value and the amount of cash the shareholder would otherwise have received may be treated as a return of capital. In the case of shares issued by the fund, the shareholder's tax basis in each share received is its fair market value on the payment date, adjusted by any amount treated as a return of capital to the shareholder.

      Sales of Shares. In general, if a share of common stock is sold, the seller will recognize gain or loss equal to the difference between the amount realized on the sale and the seller's adjusted basis in the share. However, any loss recognized by a shareholder on the sale of shares not held for more than six months will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder and the shareholder's share of undistributed net capital gain, in each case with respect to the shares sold. In addition, any loss realized on a sale of shares of common stock generally will be disallowed to the extent the shares disposed of are replaced with other shares of the fund within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any gain or loss realized upon a sale of shares (other than to the fund in connection with a tender offer or otherwise) by a shareholder who is not a dealer in securities will be treated as capital gain or loss.

      Backup Withholding. The fund may be required to withhold federal income tax at the rate of 31% of any payments made to a stockholder if the stockholder has not provided a correct taxpayer identification number and certain required certifications to the fund, or if the Secretary of the U.S. Treasury or a broker notifies the fund that the number provided by a stockholder is not correct or that the stockholder has not reported all interest and dividend income required to be shown on the stockholder's federal income tax return or if a stockholder is otherwise subject to backup withholding.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

      BOARD OF DIRECTORS

      The business and affairs of the fund, including the general supervision of the duties performed by the manager under the investment management agreement, are the responsibility of the Board.

      INVESTMENT MANAGER


      SSB Citi, located at 388 Greenwich Street, New York, New York 10013, serves as the fund's investment manager. SSB Citi was incorporated in 1968 and manages

--------------------------------------------------------------------------------
Taxation (continued)
--------------------------------------------------------------------------------


investment companies with total assets in excess of $124 billion as of December 31, 1999. SSB Citi is a subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services--asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading--and use diverse channels to make them available to consumer and corporate customers around the world.

      Subject to the supervision and direction of the Board, SSB Citi manages the securities held by the fund in accordance with the fund's stated investment objectives and policies, makes investment decisions for the fund, places orders to purchase and sell securities on behalf of the fund and employs managers and securities analysts who provide research services to the fund. SSB Citi also serves as the fund's administrator and as such manages all aspects of the administration and operations of the fund. The fund pays the manager a fee for the services provided to the fund that is computed daily and paid monthly at the annual rate of 1.15% of the value of the fund's average daily net assets.

      Mr. John C. Bianchi, a managing director of Salomon Smith Barney, has been responsible for the day-to-day management of the fund's portfolio within the investment framework described above since the fund's inception and has more than 19 years of investment advisory experience. He joined SSB Citi in 1985.


      Transactions in fixed income securities on behalf of the fund are allocated to various dealers by the manager in its best judgment. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to that primary consideration, dealers may be selected for their research, statistical or other services to enable the manager to supplement its own research and analysis with the views and information of other securities firms. The fund may use Salomon Smith Barney in connection with the purchase or sale of securities when the manager believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Salomon Smith Barney as a broker in connection with entering into options and futures contracts. In its last fiscal year, the fund made no investments in equity securities apart from its investments in fixed income securities having equity characteristics and therefore paid no brokerage commissions in the last fiscal year.


      Citigroup is a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA") and certain other laws and regulations.

      Salomon Smith Barney and the manager believe that the manager's investment management and administration services and the market-making activities performed by Salomon Smith Barney are not underwriting and are consistent with the BHCA and other federal and state laws applicable to Citigroup. However, there is a little controlling precedent regarding the performance of the combination of

--------------------------------------------------------------------------------
Management of the Fund (continued)
--------------------------------------------------------------------------------


investment advisory and administrative activities by subsidiaries of bank holding companies. If Salomon Smith Barney and SSB Citi, or their affiliates, were to be prevented from acting as the manager or administrator, the fund would seek alternative means for obtaining these services. The fund does not expect that shareholders would suffer any adverse financial consequences as a result of any such occurrence.


--------------------------------------------------------------------------------
Dividends and Distributions
--------------------------------------------------------------------------------

      The fund expects to pay monthly dividends of net investment income (income other than net realized gains) to the holders of the common stock. Under the fund's current policy, which may be changed at any time by the Board, the fund's monthly dividends will be paid at a level that reflects the past and projected performance of the fund, which policy over time will result in the distribution of all net investment income of the fund. Net income of the fund consists of all interest income accrued on the fund's assets less all expenses of the fund. Expenses of the fund are accrued each day. Net realized capital gains, if any, will be distributed to the stockholders at least once per year.

      All dividends or distributions with respect to shares of common stock are reinvested automatically in additional shares through participation in the fund's Dividend Reinvestment Plan (plan), unless a shareholder elects to receive cash.


      Under the plan, a shareholder whose shares of common stock are registered in his own name will have all distributions from the fund reinvested automatically by PFPC as purchasing agent under the plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in street name) will be reinvested by the broker or nominee in additional shares under the plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own common stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to fund shareholders who do not participate in the plan will be paid by check mailed directly to the record holder by or under the direction of PFPC as dividend paying agent.


      The number of shares of common stock distributed to participants in the plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the common stock is equal to or exceeds the net asset value per share on the determination date (generally, the record date for the distribution), plan participants will be issued shares of common stock by the fund at a price equal to the greater of net asset value determined as described below under "Net Asset Value" or 95% of the market price of the common stock.

--------------------------------------------------------------------------------
Dividend Reinvestment Plan
--------------------------------------------------------------------------------


      If the market price of the common stock is less than the net asset value of the common stock at the time of valuation (which is the close of business on the determination date), or if the fund declares a dividend or capital gains distribution payable only in cash, PFPC will buy common stock in the open market, on the NYSE or elsewhere, for the participants' accounts. If, following the commencement of the purchases and before PFPC has completed its purchases, the market price exceeds the net asset value of the common stock as of the valuation time, PFPC will attempt to terminate purchases in the open market and cause the fund to issue the remaining portion of the dividend or distribution by issuing shares at a price equal to the greater of (a) net asset value as of the valuation time or (b) 95% of the then current market price. In this case, the number of shares received by a plan participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the fund issues the remaining shares. To the extent PFPC is unable to stop open market purchases and cause the fund to issue the remaining shares, the average per share purchase price paid byPFPC may exceed the net asset value of the common stock as of the valuation time, resulting in the acquisition of fewer shares than if the dividend or capital gains distribution had been paid in common stock issued by the fund at such net asset value. PFPC will begin to purchase common stock on the open market as soon as practicable after the determination date for the dividend or capital gains distribution, but in no event shall such purchases continue later than 30 days after the payment date for such dividend or distribution, or the record date for a succeeding dividend or distribution, except when necessary to comply with applicable provisions of the federal securities laws.

      PFPC maintains all shareholder accounts in the plan and furnishes written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common stock in the account of each plan participant will be held by PFPC in uncertificated form in the name of each plan participant.

      Plan participants are subject to no charge for reinvesting dividends and capital gains distributions under the plan. PFPC's fees for handling the reinvestment of dividends and capital gains distributions will be paid by the fund. No brokerage charges apply with respect to shares of common stock issued directly by the fund under the plan. Each plan participant will, however, bear a proportionate share of any brokerage commissions actually incurred with respect to any open market purchases made under the plan.


      Experience under the plan may indicate that changes to it are desirable. The fund reserves the right to amend or terminate the plan as applied to any dividend or

--------------------------------------------------------------------------------
Dividend Reinvestment Plan (continued)
--------------------------------------------------------------------------------


capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The plan also may be amended or terminated by PFPC, with the fund's prior written consent, on at least 30 days' written notice to plan participants. All correspondence concerning the plan should be directed by mail to PFPC Global Fund Services, P.O. Box 9699, Providence, Rhode Island 02940-9699 or by telephone at 1-800-331-1710.


--------------------------------------------------------------------------------
Net Asset Value
--------------------------------------------------------------------------------

      The net asset value of shares of the fund is calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern time, on the last day of each week and month on which the NYSE is open for trading. The fund reserves the right to cause its net asset value to be calculated on a less frequent basis as determined by the fund's Board. For purposes of determining net asset value, futures contracts and options on futures contracts will be valued 15 minutes after the close of regular trading on the NYSE.

      Net asset value per share is calculated by dividing the value of the fund's total assets less liabilities by the number of shares outstanding. In general, the fund's investments will be valued at market value, or in the absence of market value, at fair value as determined by or under the direction of the Board. Securities traded primarily on foreign exchanges are generally valued at the preceding closing values on the exchanges, except that when an occurence subsequent to the time a value was so established is likely to have changed such value, then the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board. A security that is traded primarily on an exchange is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Over-the-counter securities are valued on the basis of the bid price at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued on the basis of amortized cost (which involves valuing an investment at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the effect of fluctuating interest rates on the market value of the investment) when the Board has determined that amortized cost is fair value.


      The valuation of the fund's assets is made by SSB Citi after consultation with an independent pricing service approved by the Board. See the SAI for further details.

--------------------------------------------------------------------------------
Market Discount
--------------------------------------------------------------------------------

      Shares of closed-end investment companies frequently trade at a discount from net asset value, or in some cases trade at a premium. Shares of closed-end investment companies investing primarily in fixed-income securities tend to trade on the basis of income yield on the market price of the shares and the market price may also be affected by trading volume, general market conditions and economic conditions and other factors beyond the control of the fund. As a result, the market price of the fund's shares may be greater or less than the net asset value. Since the commencement of the fund's operations, the fund's shares have traded in the market at prices that were at times equal to, but generally were below, net asset value.

      Some closed-end investment companies have taken certain actions, including the repurchase of common stock in the market at market prices and the making of one or more tender offers for common stock at net asset value, in an effort to reduce or mitigate the discount, and others have converted to an open-end investment company, the shares of which are redeemable at net asset value.

      The fund's Board has seen no reason to adopt any of the steps specified above, which some other closed-end funds have used to address the discount. The experience of many closed-end funds suggests that the effect of many of these steps (other than open-ending) on the discount may be temporary or insignificant. Accordingly, there can be no assurance that any of these actions will be taken or, if undertaken, will cause the fund's shares to trade at a price equal to their net asset value. The manager may voluntarily waive its fees from time to time in order to increase the fund's dividend yield in an effort to reduce the discount. Any such waiver may be terminated at any time, and there can be no assurance that such actions would be successful at reducing the discount.

--------------------------------------------------------------------------------
Description of Shares
--------------------------------------------------------------------------------

      The fund was incorporated under the laws of the State of Maryland on July 30, 1993 by the Articles of Incorporation (Articles of Incorporation). The Articles of Incorporation authorize issuance of the fund's shares of common stock.

COMMON STOCK


                                                                  Amount
                                                               Outstanding
                                                           Exclusive of Shares
                                                           Held by Fund for Its
                                          Amount Held       Own Account as of
                          Amount        by Fund for Its         January 7,
Title of Class          Authorized        Own Account              2000
================================================================================
    Common             500,000,000
     Stock                Shares                0             71,180,444.009
================================================================================

--------------------------------------------------------------------------------
Description of Shares (continued)
--------------------------------------------------------------------------------

      No shares, other than those currently outstanding, are offered for sale pursuant to this Prospectus. All shares of common stock have equal non-cumulative voting rights and equal rights with respect to dividends, assets and liquidation. Shares of common stock will be fully paid and non-assessable when issued and have no preemptive, conversion or exchange rights.

ANTI-TAKEOVER PROVISIONS IN THE ARTICLES OF INCORPORATION

      The Articles of Incorporation include provisions that could have the effect of limiting the ability of other entities or persons to acquire control of the Fund or to change the composition of its Board, and could have the effect of depriving shareholders of an opportunity to sell their shares of common stock at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund. The Board is divided into three classes. At the annual meeting of shareholders in each year, the term of one class expires and each director elected to the class holds office for a term of three years. The classification of the Board in this manner could delay for an additional year the replacement of a majority of the directors. A director may be removed from office only by vote of the holders of at least 75% of the shares of common stock entitled to be voted on the matter. In addition, the Articles of Incorporation require the affirmative vote of at least 75% of the Board and shareholders to authorize certain fund transactions not in the ordinary course of business (including a merger) unless certain conditions are met which would have the result of reducing the number of directors and shareholders necessary to approve such a transaction. See "Repurchase of Shares, Conversion to Open-End Fund and Anti-Takeover Provisions" in the SAI.

      The Board has determined that the 75% voting requirements described above, which are greater than the minimum requirements under Maryland law or the 1940 Act, are in the best interests of shareholders generally. Reference should be made to the Articles of Incorporation, which are on file with the SEC, for the full text of these provisions.

CONVERSION TO OPEN-END FUND

      The Articles of Incorporation require the favorable vote of the holders of at least two-thirds of the shares of common stock then entitled to be voted on the matter to authorize the conversion of the fund from a closed-end to an open-end investment management company as defined in the 1940 Act, unless two-thirds of certain members of the Board approve such a conversion. In the latter case, the affirmative vote of a majority of the shares outstanding and entitled to vote on the matter will be required to approve an amendment to the Articles of Incorporation providing for the conversion of the fund to an open-end investment company. Further detail about the fund's ability to convert to open-end status is contained in the SAI.

--------------------------------------------------------------------------------
Custodian, Transfer Agent, Dividend-Paying Agent, Registrar and Plan Agent
--------------------------------------------------------------------------------

      PNC Bank, 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Fund's investments.


      PFPC, located at Exchange Place, Boston, Massachusetts 02109, serves as agent in connection with the Plan and serves as the fund's transfer agent, dividend-paying agent and registrar.


--------------------------------------------------------------------------------
Reports to Shareholders
--------------------------------------------------------------------------------

The fund sends unaudited quarterly and audited annual reports, including a list of investments held, to its Stockholders.


--------------------------------------------------------------------------------
Other Information
--------------------------------------------------------------------------------


      The audited financial statements have been incorporated by reference in the SAI in reliance upon the report of KPMG LLP (KPMG), independent auditors. KPMG has been selected as the fund's independent auditors to examine and report on the fund's financial statements and financial highlights for the fiscal year ending September 30, 2000.


      The prospectus and the SAI do not contain all of the information set forth in the registration statement that the fund has filed with the SEC. The complete registration statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations.

      The table of contents of the SAI is as follows:


                                                                            Page
                                                                            ----
      Investment Objectives and Policies ................................     2
      Investment Restrictions ...........................................    10
      Net Asset Value ...................................................    11
      Taxation ..........................................................    12
      Officers and Directors ............................................    15
      Portfolio Transactions ............................................    19
      Management of the Fund ............................................    20
      Repurchase of Shares, Conversion to Open-End Fund
        and Anti-Takeover Provisions ....................................    21
      Financial Statements ..............................................    23

--------------------------------------------------------------------------------
Appendix A
--------------------------------------------------------------------------------

                                 NRSRO RATINGS

      The ratings of securities by NRSROs (such as Moody's and S&P) represent the opinions of these organizations as to the quality of the securities. An NRSRO rating is assigned at a given point in time, and it is possible that the rating will not be changed in a timely manner to reflect changes affecting the security. Ratings are relative and subjective, and are not absolute standards of quality. Ratings evaluate only the default risk of a security and not the market value risk of the security.

      The following description of Moody's and S&P ratings is provided as an example of ratings categories for those NRSROs, for informational purposes only.

                 DESCRIPTION OF MOODY'S CORPORATE BOND RATINGS:

            Aaa -- Bonds that are rated Aaa are judged to be of the best quality, carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments with respect to these bonds are protected by a large or by an exceptionally stable margin, and principal is secure. Although the various protective elements applicable to these bonds are likely to change, those changes are most unlikely to impair the fundamentally strong position of these bonds.

            Aa -- Bonds that are rated Aa are judged to be of high quality by all standards and together with the Aaa group comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or other elements may be present that make the long-term risks appear somewhat larger than in Aaa securities.

            A -- Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest with respect to these bonds are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

            Baa -- Bonds rated Baa are considered to be medium grade obligations; that is, they are neither highly protected nor poorly secured. Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. These bonds lack outstanding investment characteristics and may have speculative characteristics as well.

            Ba -- Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe-guarded

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B -- Bonds that are rated B generally lack characteristics of desirable investments. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa -- Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

            Ca -- Bonds that are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C -- Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

            Moody's applies the numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic ranking category.

      DESCRIPTION OF S&P CORPORATE BOND RATINGS:

            AAA -- Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

            AA -- Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

            A -- Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.

--------------------------------------------------------------------------------
Appendix A (continued)
--------------------------------------------------------------------------------

            BB, B and CCC -- Bonds rated BB and B are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB represents a lower degree of speculation than B and CCC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            C -- The rating C is reserved for income bonds on which no interest is being paid.

            D -- Bonds rated D are in default, and payment of interest and/or repayment of principal is in arrears.

            S&P's letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA-Prime Grade category.

SALOMON SMITH BARNEY
                                                    ----------------------------
                                                    A member of citigroup [LOGO]

                                                       High
                                                       Income
                                                       Opportunity
                                                       Fund Inc.

                                                       388 Greenwich Street
                                                       New York, New York 10013

                                                       Common Stock


                                                       (Investment Company
                                                       Act File No. 811-7920)
                                                       FD0859  1/00


All dealers effecting transactions in the fund's securities, whether or not participating in this distribution, may be required to give investors a prospectus.

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. This prospectus does not offer any security other than the fund's shares of common stock. Neither the fund nor Salomon Smith Barney is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

There may be changes in the fund's affairs that occur after the date of the prospectus. The fund will publish a supplement to the prospectus if there are any material changes in its business.